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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
COMMUNITY TRUST BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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COMMUNITY TRUST BANCORP, INC.

346 North Mayo Trail
Pikeville, Kentucky 41501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 2001

     The Annual Meeting of Shareholders of Community Trust Bancorp, Inc. will be held at Community Trust Bank, 346 North Mayo Trail, Pikeville, Kentucky, on Tuesday, April 24, 2001 at 10.00 a.m., local time, for the following purposes:

1.
To elect a Board of seven Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

2.
To ratify and approve the appointment of Deloitte & Touche LLP as the Corporation's Independent Certified Public Accountants for the fiscal year ending December 31, 2001.

3.
To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only those holders of stock of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

    The Proxy Statement describing matters to be considered at the Annual Meeting is attached to this notice.

    We hope you will attend the meeting and vote your shares in person.

              By Order of the Board of Directors

/s/ Burlin Coleman	/s/ Jean R. Hale
Burlin Coleman	Jean R. Hale
Chairman of the Board	President & CEO

Pikeville, Kentucky
March 30, 2001

IMPORTANT

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE U.S. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT ANY TIME BEFORE YOUR PROXY IS EXERCISED.

COMMUNITY TRUST BANCORP, INC.

346 North Mayo Trail
Pikeville, Kentucky 41501

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 2001

INTRODUCTION

    This Proxy Statement and accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Community Trust Bancorp, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 24, 2001, at 10:00 a.m. (EDT), at Community Trust Bank, 346 North Mayo Trail, Pikeville, Kentucky, and any adjournments thereof. A copy of the Corporation's 2000 Annual Report to Shareholders accompanies this Proxy Statement.

    The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mail, proxies may be solicited in person, by telephone and other means of communication by directors, officers, and other employees of the Corporation, none of whom will receive additional compensation for such services. The Corporation will also request brokerage houses, custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them, and will pay the reasonable expenses of such persons for forwarding such materials. This Proxy Statement and the accompanying proxy are first being mailed or given to shareholders of the Corporation on or about March 30, 2001.

RECORD DATE AND VOTING SECURITIES

    The Common Stock of the Corporation ("Common Stock") is the only class of outstanding voting securities. Only holders of Common Stock of record at the close of business on February 28, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 11,699,415 shares of Common Stock outstanding. With respect to the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting. Each shareholder may cast all of his or her votes for one candidate, or distribute such votes among two or more candidates. Shareholders will be entitled to one vote for each share of Common Stock held of record on the Record Date with regard to any other matters that properly come before the Annual Meeting or any adjournment thereof.

    Each proxy, unless the shareholder otherwise specifies, will be voted in favor of the election of the seven nominees for director named herein. Where a shareholder has appropriately specified how the proxy is to be voted, it will be voted accordingly. As to any other matter which may properly be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. A shareholder may revoke his or her proxy at any time prior to its exercise. Revocation may be effected by written notice to the Corporation, by a subsequently dated proxy received by the Corporation, by oral revocation in person at the Annual Meeting or any adjournment thereof, or by voting in person at the Annual Meeting or any adjournment thereof.

    A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

PRINCIPAL SHAREHOLDERS

    The following table sets forth information as to each shareholder known by the Corporation to beneficially own more than five percent of the Common Stock as of the Record Date.

Beneficial Owners Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Trust Company of Kentucky, N.A.	1,295,896(1)	11%
as Fiduciary 100 East Vine St., Suite 400 Lexington, Kentucky 40507

(1)
The shares indicated are held by Trust Company of Kentucky, N.A., a subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent, or otherwise. Of the shares indicated, Trust Company has sole voting rights with respect to 397,424 shares and no voting rights with respect to 898,472 shares. Trust Company has shared investment power with respect to 45,107 shares and sole investment power with respect to 1,250,789 shares.

ELECTION OF DIRECTORS

    The Corporation's directors are elected at each annual meeting of the shareholders and hold office until the next election of directors or until their successors are duly elected and qualify. The persons named below, all of whom currently serve as directors of the Corporation, have been nominated for election to serve until the 2002 Annual Meeting of Shareholders. The following table sets forth certain information respecting the persons nominated to be directors of the Corporation:

Name and Age(1)	Positions and Offices*	Director Since	Principal Occupation(2)	Amount and Nature of Beneficial Ownership(3)		Percent of Class
Charles J. Baird; 51	Director	1987	Baird and Baird, P.S.C., Attorneys	48,400		(4)
Burlin Coleman; 71	Chairman of the Board of Directors	1980	Chairman of the Board of Directors— Community Trust Bancorp, Inc.	555,712	(5)	4.5%
Nick A. Cooley; 67	Director	1980	President—Unit Coal Corporation	44,812		(4)
William A. Graham, Jr.; 64	Director	1990	Chairman of the Advisory Board— Flemingsburg Market, Community Trust Bank, N.A.	131,815	(6)	1.1%
Jean R. Hale; 54	President, CEO, and Director	1993	President and CEO— Community Trust Bancorp, Inc.	116,343	(7)	(4)
M. Lynn Parrish; 51	Director	1993	President—Knott Floyd Land Co., Inc.	73,326		(4)
Ernest M. Rogers; 73	Director	1980	President and General Manager—Rogers Petroleum Services, Inc.	61,790	(8)	(4)

All directors and executive officers as a group (13 in number, including the above named individuals)	1,097,369	(9)	9%

*
Burlin Coleman is also a director of Community Trust Bank, N.A. and Trust Company of Kentucky, N.A. Jean R. Hale is also a director of Community Trust Bank, N.A., Community Trust Funding Corporation, and Trust Company of Kentucky, N.A.

(1)
The ages listed are as of February 28, 2001.

(2)
Each of the nominees has been engaged in the principal occupation specified above for five years or more, except Jean R. Hale who was promoted from President and CEO of Community Trust Bank, N.A. to President and CEO of Community Trust Bancorp, Inc. in July 1999.

(3)
Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares which that person has the right to acquire beneficial ownership within sixty days. Shares of Common Stock subject to options exercisable within sixty days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares held by them.

(4)
Less than 1 percent.

(5)
Includes the following shares beneficially owned by Burlin Coleman: 421,554 shares held in trust over which Mr. Coleman has sole voting and investment power; 13,120 shares held directly by Mr. Coleman; and 121,038 shares held in the KSOP (the Corporation's combination of Employee Stock Ownership and 401(k) Plans) which Mr. Coleman has the power to vote. Excludes 11,672 shares held by Mr. Coleman's wife, over which Mr. Coleman has no voting or investment power.

(6)
Includes 6,814 shares that Mr. Graham may acquire pursuant to options exercisable within sixty days of the Record Date.

(7)
Includes 46,365 shares which Ms. Hale may acquire pursuant to options exercisable within sixty days of the Record Date and 24,934 shares held in the KSOP, which Ms. Hale has the power to vote.

(8)
Excludes 12,389 shares held by Mr. Rogers' wife, over which Mr. Rogers has no voting or investment power.

(9)
Includes 98,382 shares which may be acquired by all directors and executive officers as a group pursuant to options exercisable within sixty days of the Record Date.

    Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote for the election of each of the nominees listed above. All nominees have indicated a willingness to serve and the Corporation does not anticipate that any of the above nominees will decline or be unable to serve if elected as a director. However, in the event that one or more of such nominees is unable, unwilling or unavailable to serve, the persons named in the proxy shall have authority, according to their judgment, to vote for such substitute nominees as they, after consultation with the Corporation's Board of Directors, shall determine. If considered desirable, cumulative voting will be exercised by the persons named in the proxy to elect as many of such nominees as possible.

    The following persons are executive officers of Community Trust Bancorp, Inc. They are not nominated to serve as directors. Their security ownership is as follows:

Name	Position	Amount & Nature of Beneficial Ownership		Percent of Class
Mark A. Gooch	Executive Vice President	10,701	(2)	(1)
Ronald M. Holt	Executive Vice President	39,864	(3)	(1)
William Hickman III	Executive Vice President	2,829	(4)	(1)
James W. Richardson	Executive Vice President	7,831	(5)	(1)
Charolette Vance	Executive Vice President	3,604	(6)	(1)
Michael Wasson	Executive Vice President	100		(1)

(1)
Less than 1%.

(2)
Includes 5,019 shares which Mr. Gooch may acquire pursuant to options exercisable within sixty days of the Record Date and 5,402 shares held in KSOP, which Mr. Gooch has the power to vote.

(3)
Includes 33,229 shares which Mr. Holt may acquire pursuant to options exercisable within sixty days of the Record Date and 5,304 shares held in KSOP, which Mr. Holt has the power to vote.

(4)
Includes 1,437 shares which Mr. Hickman may acquire pursuant to options exercisable within sixty days of the Record Date and 1,209 shares held in KSOP, which Mr. Hickman has the power to vote.

(5)
Includes 4,427 shares which Mr. Richardson may acquire pursuant to options exercisable within sixty days of Record Date and 3,404 shares held in KSOP which Mr. Richardson has the power to vote.

(6)
Includes 1,091 shares which Ms. Vance may acquire pursuant to options exercisable within sixty days of the Record Date and 2,369 shares held in KSOP which Ms. Vance has the power to vote.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

    Directors of the Corporation, who are not also officers of the Corporation, were paid $3,000 per quarter for 2000. Directors who are also officers of the Corporation did not receive additional compensation for serving as a director.

    The Board of Directors had five meetings during the 2000 fiscal year, including the annual organizational meeting. Each director attended at least 75% of the aggregate number of Board meetings and meetings of Board committees on which such director served in 2000. The Board has among other committees, Audit and Asset Quality, Compensation, and Directors Nominating Committees.

    The Audit and Asset Quality Committee consists of Charles Baird, Nick Cooley, Ernest M. Rogers, and William A. Graham, Jr. The members of the Audit and Asset Quality Committee are independent within the meaning of the NASD listing standard as currently in effect. The Audit and Asset Quality Committee met four times during 2000. The Committee reviews and reports to the Board with respect to various auditing and accounting matters, including the appointment and performance of the independent auditors, the scope of audit procedures, general auditing policy matters, and adequacy of internal controls.

    The Compensation Committee consists of Ernest M. Rogers, Charles Baird, and Nick Cooley. The Compensation Committee, which met one time during 2000, reviews the compensation practices of the Corporation and its subsidiaries.

    The Directors Nominating Committee consists of Burlin Coleman, Ernest M. Rogers, M. Lynn Parrish, and Charles Baird. This committee did not meet in 2000.

REPORT OF THE AUDIT AND ASSET QUALITY COMMITTEE

    The Audit and Asset Quality Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Additionally, the Committee's review included discussion with the Corporation's independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 ("SAS 61") (Communication With Audit Committees). SAS 61 requires the Corporation's independent auditors to provide the Committee with additional information regarding the scope and results of their audit of the Corporation's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

    The Committee received from Deloitte & Touche LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Deloitte & Touche LLP and the Corporation that, in their professional judgment, may reasonably be thought to bear on independence. Deloitte & Touche has discussed its independence with the Committee and has confirmed in such letter that, in its professional judgment, it is independent of the Corporation within the meaning of the federal securities laws.

    The Committee discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Committee held four meetings during fiscal year 2000.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee has also recommended and the Board has approved the selection of Deloitte & Touche LLP as the Corporation's independent auditors.

Charles Baird, Audit and Asset Quality Committee Chairman
E.M. Rogers, Audit and Asset Quality Committee Vice Chairman
William A. Graham, Jr., Audit and Asset Quality Committee Member
Nick Cooley, Audit and Asset Quality Committee Member

March 30, 2001

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

    In the ordinary course of business, the Corporation, through its commercial bank, which is a wholly-owned subsidiary, has had in the past and expects to have in the future banking transactions, including lending to its directors, officers, principal shareholders, and their associates. When these banking transactions are credit transactions, they are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Corporation's Board of Directors, such transactions do not involve more than the normal risk of collectability or present any other unfavorable features.

    Mr. Charles Baird, a director of the Corporation, is a shareholder in Baird and Baird, P.S.C., a law firm that provided services to the Corporation and its subsidiaries during 2000 and will be retained by the Corporation and its subsidiaries during the current fiscal year 2001. Approximately $552,000 in legal fees and $89,536 in expenses paid on behalf of the Corporation, $641,536 in total, were paid to Baird and Baird, P.S.C. during 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Corporation's executive officers and directors and persons who own more than ten percent (10%) of the Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"), as well as to furnish the Corporation with a copy of such report. Additionally, SEC regulations require the Corporation to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. Based upon a review of Forms 3, 4, and 5 furnished to the Corporation, the Corporation believes that there were no late filings during 2000.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

    As of December 31, 2000, the Corporation had executed certain termination of employment and change-in-control agreements ("Severance Agreements") with Jean R. Hale, Ronald M. Holt, Mark Gooch, Jim Richardson, William Hickman, Charolette Vance, and Michael Wasson. Ms. Hale and Mr. Holt's Severance Agreements were executed on January 23, 1999, Mr. Gooch's was executed on January 1, 2000, Mr. Richardson's was executed on April 15, 2000, Mr. Hickman's was executed on December 12, 2000, Ms. Vance's was executed on June 1, 1998, and Mr. Wasson's was executed on October 24, 2000. The Severance Agreements were effective for a term equal to the longer of three years or the covered period should a change-in-control of the Corporation occur during such three year period. These agreements are automatically renewable, and the covered period during which the terms and conditions of the Severance Agreements are effective is the period of time following a change-in-control equal to (i) two years following the occurrence of the change-in-control in the event of an involuntary termination or a voluntary termination following a change in duties, or (ii) the thirteenth month following the change-in-control in the event of a voluntary termination not preceded by a change in duties.

    The Severance Agreements require the payment to the applicable named executive officer of a severance amount in the event of an involuntary or voluntary termination of employment after a change-in-control of the Corporation during the covered period. The severance amount payable under the Severance Agreement is equal to (i) 2.99 times the named executive officer's base annual salary in the event of involuntary termination, or 2.99 times the named executive officer's base annual salary in the event of a voluntary termination of employment preceded by a change in duties subsequent to a change-in-control of the Corporation, or (ii) 2.00 times the named executive officer's annual base salary in the event of a voluntary termination of employment not preceded by a change in duties subsequent to a change-in-control of the Corporation.

    A change-in-control has occurred when (i) any person, including a group under Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the owner of 30% or more of combined voting power of the Corporation's outstanding securities; (ii) as a result of, or in connection with, any tender offer, exchange offer, merger or other combination, sale of assets or contested election, the persons who were directors of the Corporation before such transaction(s) shall cease to constitute a majority of the Board of Directors of the Corporation or successor of the Corporation; (iii) a tender or exchange offer is made and consummated for the ownership of 30% or more of the combined voting power of the Corporation's outstanding voting securities; or (iv) the Corporation transfers substantially all of its assets to another corporation that is not a wholly-owned subsidiary of the Corporation.

EXECUTIVE COMPENSATION

    The following table sets forth the total annual compensation paid or accrued by the Corporation to or for the account of the Chief Executive Officer and each of the other four most highly compensated executive officers of the Corporation for the fiscal year ended December 31, 2000.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Options(2) (#)	All Other Compensation(3)($)
Jean R. Hale(4) President, Chief Executive Officer, and Director	2000 1999 1998	225,168 201,154 191,538	0 21,000 0	8,942 22,000 0	14,469 12,571 12,158
Mark A. Gooch(5) Executive Vice President and Treasurer	2000 1999 1998	164,357 135,231 111,808	0 15,000 0	6,387 11,000 0	12,404 10,409 9,169
Ronald M. Holt Executive Vice President	2000 1999 1998	158,314 146,962 145,289	0 14,750 0	6,281 11,000 0	11,082 9,919 9,845
William Hickman III Executive Vice President and Secretary	2000 1999 1998	145,249 134,615 135,000	0 13,500 0	5,749 22,000 0	8,675 8,277 10,400
James W. Richardson(6) Executive Vice President	2000 1999	123,229 114,242	0 11,500	4,897 23,618	10,605 9,485

(1)
Bonuses are paid under the senior management incentive plan, which is open to executive officers and Market Presidents. Bonuses are based on earnings per share and return on assets of the Corporation for executive officers. (See report of the Compensation Committee.)

(2)
The options for 1998, 1999, and 2000 were granted under the 1998 Stock Option Plan (the "Option Plan"). The Option Plan permits the grant of options to employees of the Corporation and its subsidiaries whose efforts contribute, or may be expected to contribute materially, to the successful performance of the Corporation.

(3)
Amounts in this column include contributions made by the Corporation under the Savings and Employee Stock Ownership Plan (the "KSOP Plan") and relocation expenses. For 2000 and 1999, all amounts listed are KSOP Plan contributions. For 1998, all amounts listed are KSOP Plan contributions except for Mr. Gooch ($8,961 KSOP Plan). Participation in the KSOP Plan is available to any employee of the Corporation or its subsidiaries who has been employed for one year, completed 1,000 hours of service and has attained the age of 21 ("Participant"). Participants may contribute 1% to 15% of their annual salary and the Corporation will contribute 50% of the Participant's first 8% of contributions. The Corporation also contributes a base percentage of each Participant's salary as determined annually by the Board of Directors. For 1998, 1999, and 2000, the Corporation made a base contribution of 4% of each Participant's annual salary.

(4)
Ms. Hale became President and Chief Executive Officer on July 1, 1999. Prior to that date, Ms. Hale was President and Chief Executive Officer of Community Trust Bank, N.A. and Executive Vice President of the Corporation.

(5)
Mr. Gooch became President and Chief Executive Officer of Community Trust Bank, N.A. on July 1, 1999. Prior to that date, Mr. Gooch was Executive Vice President/Operations of Community Trust Bank, N.A. and Executive Vice President of the Corporation.

(6)
Mr. Richardson was employed by the Corporation on June 25, 1994 and currently serves as Executive Vice President and President of the South Central Region of Community Trust Bank, N.A. Mr. Richardson became Executive Vice President of the Corporation on April 27, 1999.

    The following table sets forth the information regarding options granted to the named executive officers in 2000.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
		Percent of Total Options/SARs Granted to Employees in Fiscal Year
	Number of Securities Underlying Options/SARs Granted(1)(#)		Exercise or Base Price ($/SH)
				Expiration Date
Name					5% ($)	10% ($)
Jean R. Hale	8,942	8.44%	17.61	1/25/10	256,500	408,433
Mark A. Gooch	6,387	6.03%	17.61	1/25/10	183,210	291,731
Ronald M. Holt	6,281	5.93%	17.61	1/25/10	180,169	286,890
William Hickman III	5,749	5.43%	17.61	1/25/10	164,909	262,590
James W. Richardson	4,897	4.62%	17.61	1/25/10	140,470	223,674

(1)
Options granted under the Senior Management Incentive Plan become exercisable in equal 25% installments beginning one year after the date of the grant and become fully exercisable upon a change in control of the Corporation. Options granted under Management Retention become exercisable after five years and become fully exercisable upon a change in control of the Corporation. Options expire if not exercised ten years after the date of the grant.

(2)
These amounts, based on assumed appreciation rates of 5% and 10%, rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Common Stock price. Moreover, these values do not take into consideration the provisions of the options providing for nontransferability, vesting over a period of years or termination of the options following termination of employment. The amounts shown are pre-tax and assume the options will be held throughout the entire ten-year term. Actual gains, if any, are dependent upon the future performance of the Common Stock, as well as the continued employment of the option holder through the vesting periods.

    The following table sets forth the number and value of unexercised options held by the named executive officers of the Corporation at December 31, 2000. No SARs were held by the named executive officers at December 31, 2000.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTIONS/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(1)
	Shares Acquired on Exercise (#)
		Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Jean R. Hale	2,995	16,412	16,101	65,626	20,531	0
Mark A. Gooch	0	0	2,333	44,785	0	0
Ronald M. Holt	0	0	4,113	51,483	0	0
William Hickman III	0	0	0	27,749	0	0
James W. Richardson	0	0	2,835	28,478	0	0

(1)
Based on the closing price of the Common Stock at December 31, 2000.

REPORT OF THE COMPENSATION COMMITTEE

    The principal duties of the Compensation Committee are to review the compensation of executive officers of the Corporation and make recommendations to the Board for approval. Compensation for executive officers consists of base salary, bonus, and stock options under the Option Plan.

    The total compensation package, including base salaries, is set at levels the Compensation Committee believes are sufficient to attract and retain qualified executives. It is the goal of the Compensation Committee to retain quality executives, which will mutually benefit the executive and the Corporation. The Compensation Committee believes its total compensation package is in line with compensation packages offered by other companies within the Corporation's peer graph contained in this proxy statement.

    Bonuses to executive officers are computed under the senior management incentive plan, which is open to all senior executives. The bonuses are based on earnings per share and return on assets of the Corporation for the executive officers. This is different from the incentive plan available to other employees, which is based on individual performance goals set at the beginning of each year.

    The number of stock options is also determined by the senior management incentive plan and issued under the Option Plan. Stock options are based on earnings per share adjusted for modifying factors, which are different for each senior executive. Stock options are not available to other employees. Upon approval by the Compensation Committee, stock options may also be issued to senior executives for management retention purposes.

    The salary of Jean R. Hale, the Chief Executive Officer, was not tied to stock performance. The Compensation Committee believes the compensation of the chief executive officer is in line with the chief executive officer compensation of other companies in its peer group. Ms. Hale's bonus and number of stock options were determined based on the criteria applicable to all other executive officers as described above.

    OBRA Deductibility Limitation.  The Omnibus Budget Reconciliation Act of 1994 ("OBRA") prohibits the deduction by public companies of compensation of certain executive officers in excess of $1 million, unless certain criteria are met. The Corporation has determined not to take any action at this time with respect to its compensation plans to seek to meet these criteria.

Ernest M. Rogers	Charles Baird	Nick Cooley

    During 2000, there were no interlocking relationships between any executive officers of the Corporation and any entity whose directors or executive officers serve on the Board of Directors' Compensation Committee.

March 30, 2001

COMMON STOCK PERFORMANCE

    The following graph shows the cumulative return experienced by the Corporation's shareholders during the last five years compared to The NASDAQ Stock Market's National Market and the NASDAQ Bank Stock Index. The graph assumes the investment of $100 on December 31, 1995 in the Corporation's Common Stock and each index and the reinvestment of all dividends paid during the five-year period.

Comparison of 5 Year Cumulative Total Return
among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.),
and NASDAQ Bank Stocks

	Fiscal Year Ending December 31 ($)
	1995	1996	1997	1998	1999	2000
Community Trust Bancorp, Inc.	100	131	188	146	142	122
NASDAQ Stock Market (U.S.)	100	123	151	213	395	238
NASDAQ Bank Stocks	100	100	102	87	70	96

INDEPENDENT AUDITORS

    Upon recommendation by the Audit and Asset Quality Committee and the Board of Directors, on April 25, 2000, the shareholders of Community Trust Bancorp, Inc. selected Deloitte & Touche LLP ("Deloitte & Touche") to serve as independent certified public accountants for 2000. Community Trust Bancorp, Inc. chose not to continue the engagement of Ernst & Young LLP ("Ernst & Young"), its former principal accountants. Prior to the engagement of Deloitte & Touche, the Corporation did not consult with Deloitte & Touche with regard to any specified transaction where advice from such firm was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing, or financial reporting issues.

    Aggregate fees billed to the Corporation for the fiscal year ending December 31, 2000 by the Corporation's principal accounting firm, Deloitte & Touche LLP:

Audit Fees	$150,000
All other fees	36,000

The Audit and Asset Quality Committee has considered whether the provision of the services is compatible with maintaining the principal accountant's independence.

    Ernst & Young served as the independent certified public accountants for the years ended December 31, 1999, 1998, 1997, and 1996. During the years 1996 through 1999 and the interim period before dismissal, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. No report of Ernst & Young on the Corporation's financial statements for the last two years contained any adverse opinion or disclaimer of opinion, nor was any report qualified in any matter.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors will request shareholders to ratify its selection of Deloitte & Touche to examine the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2001. Deloitte & Touche has audited the Corporation's financial statements since 2000. Neither Deloitte & Touche nor Ernst & Young is expected to have a representative present at the meeting.

SHAREHOLDER PROPOSALS

    It is currently contemplated that the Corporation's 2002 Annual Meeting of Shareholders will be held on or about April 23, 2002. In the event that a shareholder desires to have a proposal considered for presentation at the Corporation's 2002 Annual Meeting of Shareholders and inclusion in the Proxy Statement for such meeting, the proposal must be forwarded in writing to the Secretary of the Corporation so that it is received no later than November 28, 2001. Any such proposal must comply with the requirements of Rule 14(a)-8 promulgated under the Act. If a shareholder intends to present a proposal at the 2002 Annual Meeting of Shareholders, but has not sought the inclusion of such proposal in the Corporation's proxy, notice of meeting and proxy statement, such proposal must be received by the Secretary of the Corporation prior to February 12, 2002 or the Corporation's management proxies for the 2002 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Corporation's proxy, notice of meeting or proxy statement.

MISCELLANEOUS

    The Board of Directors of the Corporation knows of no other business to be presented to the Annual Meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. The Board of Directors urges each shareholder who does not intend to be present and to vote at the Annual Meeting to complete, sign, and return the enclosed proxy as promptly as possible.

By Order of the Board of Directors
/s/ BURLIN COLEMAN Burlin Coleman Chairman of the Board
/s/ JEAN R. HALE Jean R. Hale President & Chief Executive Officer

Pikeville, Kentucky
March 30, 2001

 APPENDIX A

COMMUNITY TRUST BANCORP, INC.
AUDIT AND ASSET QUALITY COMMITTEE CHARTER

Organization

    There shall be a committee of the Board of Directors to be known as the Audit and Asset Quality Committee. The Audit and Asset Quality Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee taking into consideration the materiality of the relationship to the company, the director and such organization among other things. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee may designate a Chair by majority vote of the full Committee membership.

Statement of Policy

    The Audit and Asset Quality Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit and Asset Quality Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the members of management responsible for the presentation of the financial statements of the Corporation.

Responsibilities

    In carrying out its responsibilities, the Audit and Asset Quality Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit and Asset Quality Committee will:

  •
  Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

  •
  Meet with the independent auditors and members of management responsible for the presentation of the financial statements of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized and, at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors, the Corporation's internal auditor, and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Corporation and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

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    Further, the Committee periodically should review company policy statements to determine their adherence to the Corporation's code of conduct.

  •
  Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

  •
  Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

  •
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  •
  Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit and Asset Quality Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel and the cooperation that the independent auditors received during the course of the audit.

  •
  Review accounting and financial human resources and succession planning within the Corporation.

  •
  Submit the minutes of all meetings of the Audit and Asset Quality Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  •
  Review with management, the independent accountant, and the director of internal auditing the interim financial report before it is filed with the SEC or other regulators.

  •
  Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

  •
  The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

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PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
COMMUNITY TRUST BANCORP, INC., 346 NORTH MAYO TRAIL, PIKEVILLE, KY 41501

The Undersigned Shareholder of COMMUNITY TRUST BANCORP, INC., a Kentucky corporation, hereby appoints DR. ORVILLE CLARK, JR., MARILYN T. JUSTICE, and FON TAYLOR, or any one of them acting in the absence of the others, as the attorneys and proxies of the undersigned with full power of substitution, to vote all shares of stock of Community Trust Bancorp, Inc., as designated below which the undersigned holds of record at the close of business on February 28, 2001, and is entitled to vote at the Annual Meeting of Shareholders to be held at the COMMUNITY TRUST BANK, 346 NORTH MAYO TRAIL, PIKEVILLE, KENTUCKY, at 10:00 a.m. on April 24, 2001, and at any adjournment thereof.

	Dated:	, 2001.
(Please sign exactly as your name appears hereon)
(Signature of Shareholder)
(Signature of Shareholder)

(When shares are held by joint tenants, both should sign. Trustees, guardians, attorneys, executors, administrators and others signing in a representative capacity should indicate the capacity in which they sign. If a corporation, the President or other authorized officer should sign in the full corporate name. If a partnership, an authorized person should sign in partnership name.)
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE PROMPTLY.

(THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SEE FOR IMPORTANT INFORMATION.)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS NOS. 1, 2, AND 3. THE BOARD OF DIRECTORS PROPOSES AND RECOMMENDS A VOTE FOR PROPOSALS NOS. 1, 2, AND 3.

1.  ELECTION OF DIRECTORS

/ / FOR all nominees listed below (except as marked to the contrary below)	/ / WITHHOLD AUTHORITY to vote for all nominees listed below.
Charles J. Baird	Burlin Coleman	Nick A. Cooley	William A. Graham, Jr.
Jean R. Hale	M. Lynn Parrish	Ernest M. Rogers

(or any substitute nominee should any of the above become unavailable for any reason)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.  Proposal to ratify and approve the appointment of DELOITTE & TOUCHE LLP as Community Trust Bancorp, Inc.'s Independent Certified Accountants for the fiscal year ending December 31, 2001.

FOR  / /            AGAINST  / /            ABSTAIN  /  /

3.  In their discretion, the Proxies are authorized to vote in accordance with their judgment upon such other business as may properly come before the meeting.

      I do not  / /        I do  / /        plan to attend the Annual Meeting                Number attending:

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, SIGN THIS PROXY CARD, AND RETURN IT IN THE ENCLOSED ENVELOPE BY APRIL 23, 2001.

QuickLinks

INTRODUCTION
RECORD DATE AND VOTING SECURITIES
PRINCIPAL SHAREHOLDERS
ELECTION OF DIRECTORS
INFORMATION CONCERNING THE BOARD OF DIRECTORS
REPORT OF THE AUDIT AND ASSET QUALITY COMMITTEE
INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
COMMON STOCK PERFORMANCE
INDEPENDENT AUDITORS
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
MISCELLANEOUS
APPENDIX A